EXHIBIT 10.2.1

TEXAS ASSOCIATION OF REALTORS®

Commercial Lease Amendment 2

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2010

2nd AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT    300 Boone Rd, Burleson, TX 76028. This Second Amendment amends the lease between the parties dated April 1, 2015, as amended pursuant to Amendment No. 1 to Boone Business Park Commercial Lease also dated April 1, 2015.

Effective on   November 1, 2016   , Landlord and Tenant amend the above-referenced lease as follows:

☒ A. Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:

☒ (1) changed to  A-2,3,4,5   .

☒ (2) contains approximately  10,000  square feet.

☒ B. Term:

☒ (1) The length of the term stated in Paragraph 3A is changed to  29  months and               days.

☒ (2) The Commencement Date stated in Paragraph 3A is changed to  November 1, 2016   .

☒ (3) The Expiration Date stated in Paragraph 3A is changed to  March 31, 2019   .

☒ C. Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

$                    7,314.57 from              11/01/2016               to              03/31/2019                ;

$                                   from                                               to                                                ;

$                                   from                                               to                                                ;

$                                   from                                               to                                                ;

$                                   from                                               to                                                .

☐ D. Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $                                .

☐ E. Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

Para. No.	Description	Responsible Party

☐ N/A ☐ Landlord ☐ Tenant
☐ N/A ☐ Landlord ☐ Tenant
☐ N/A ☐ Landlord ☐ Tenant
☐ N/A ☐ Landlord ☐ Tenant

☐ F. Parking:

☐ (1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed                          to vehicles.

☐ (2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to                                     vehicles.

1
(TAR-2114) 1-26-10	Initialed for Identification by Landlord: RO, , and Tenant: GGF, X	Page 1 of 2

Orr, 504 Timber Ct. Burleson, TX 76028
Phone: 817.295.2238 Fax: 817.265.0441 Michael Langford		Axogen
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

Amendment to Commercial Lease concerning	300 Boone Rd, Burleson, TX 76028

☐ (3) Assigned Parking: Tenant’s assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to

☐ (4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to $                                                     .

☐ G. Other: Paragraph(s)                                          are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):

Landlord:	Ja-Cole L.P.	Tenant:	AxoGen Corporation

By:		By:	/s/ Greg Freitag

By (signature):	/s/ Rob Orr			By (signature):	/s/ Greg Freitag
Printed Name:	Rob Orr			Printed Name:	Greg Freitag
Title:	President	Date:	10/24/2016	Title:	General Counsel	Date:	10-25-2016

By:	By:

By (signature):		By (signature):
Printed Name:		Printed Name:
Title:	Date:	Title:	Date:

(TAR-2114) 1-26-10		Page 2 of 2

	Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com	Axogen